                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                       TOP FIVE INDUSTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      23
            REPORT OF INDEPENDENT AUDITORS      30
                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      31
     FUND OFFICERS AND IMPORTANT ADDRESSES      32

This report must be preceded or accompanied by a prospectus for the fund being offered.

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON
JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.6
                                                                            4.75                               1.7
                                                                            4.75                               1.7
Mar 99                                                                      4.75                               1.8
                                                                            4.75                               2.3
                                                                            4.75                               2.1
Jun 99                                                                         5                                 2
                                                                               5                               2.1
                                                                            5.25                               2.3
Sep 99                                                                      5.25                               2.6
                                                                            5.25                               2.6
                                                                             5.5                               2.6
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   31.91%     31.06%     30.97%
-------------------------------------------------------------------------
One-year total return(2)                 24.35%     26.06%     29.97%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                19.43%     19.78%     19.93%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                17.20%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                13.10%     17.36%(3)   17.78%
-------------------------------------------------------------------------
Commencement date                      10/07/68   10/19/92   10/26/93
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares and Rule 12b-1 fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(December 31, 1990--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                            STANDARD & POOR'S 500
                                                                              INDEX MEASURES THE
                                                                          PERFORMANCE OF 500 WIDELY      STANDARD & POOR'S BARRA
                                                                         HELD STOCKS AND REFLECTS THE   VALUE INDEX REFLECTS THE
                                                                            GENERAL PERFORMANCE OF       GENERAL PERFORMANCE OF
                                                  COMSTOCK FUND*              THE STOCK MARKET.*             VALUE STOCKS.+
                                                  --------------         ----------------------------   ------------------------
12/90                                                   9426                        10000                         10000
                                                       10627                        11447                         11257
                                                       10552                        11422                         11297
                                                       11239                        12032                         11790
12/91                                                  12437                        13034                         12256
                                                       11997                        12706                         12309
                                                       12077                        12948                         12839
                                                       12497                        13356                         13059
12/92                                                  13250                        14025                         13546
                                                       13757                        14636                         14798
                                                       13780                        14705                         15212
                                                       14295                        15084                         15999
12/93                                                  14455                        15432                         16067
                                                       13903                        14852                         15541
                                                       13746                        14916                         15684
                                                       14173                        15645                         16086
12/94                                                  13925                        15642                         15964
                                                       15404                        17160                         17502
                                                       16707                        18793                         19026
                                                       18061                        20282                         20540
12/95                                                  18960                        21499                         21870
                                                       20298                        22652                         23268
                                                       20883                        23666                         23744
                                                       21347                        24392                         24371
12/96                                                  23196                        26422                         26682
                                                       23159                        27135                         27152
                                                       26021                        31862                         31081
                                                       29350                        34245                         33929
12/97                                                  30135                        35225                         34681
                                                       33981                        40128                         38688
                                                       33541                        41449                         38889
                                                       31536                        37334                         33866
12/98                                                  36197                        45271                         39771
                                                       35473                        47524                         40904
                                                       39824                        50868                         45321
                                                       35784                        47698                         41140
12/99                                                  37059                        54785                         44831
                                                       37224                        56030                         44935
                                                       38014                        54540                         43005
                                                       42374                        54015                         46796
12/00                                                  48884                        49794                         47558

This chart compares your fund's performance to that of the Standard & Poor's 500 Index and the Standard & Poor's Barra Value Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Wiesenberger(R), a Thomson Financial Company

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2000)


1.   CONOCO                      3.7%
     Explores for and produces oil
     and natural gas worldwide.

2.   INTERNATIONAL PAPER         3.6%
     Produces forest products and
     distributes paper and office
     supplies.

3.   WEYERHAEUSER                3.4%
     Produces timber and forest products,
     including lumber, plywood, and
     particleboard.

4.   BP AMOCO                    3.2%
     Explores for and produces oil
     and natural gas, and manufactures
     petrochemicals.

5.   DOW CHEMICAL                3.0%
     Develops and manufactures chemicals,
     plastics, and other materials.

6.   SOUTHERN                    2.7%
     Provides electricity to consumers in
     Alabama, Florida, Georgia, and
     Mississippi.

7.   SARA LEE                    2.7%
     Produces foods and consumer products,
     including brands such as Sara Lee
     baked goods, Ball Park franks, and
     Hanes apparel.

8.   DUPONT                      2.7%
     Develops and manufactures a wide
     variety of chemicals, polymers, and
     fibers including Lycra, Teflon, and
     Kevlar.

9.   TEXACO                      2.7%
     Explores for and produces petroleum
     and natural gas.

10.  CHEVRON                     2.6%
     Explores for, produces, and
     distributes oil and natural gas
     worldwide.

*Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments--December 31, 2000)

[BAR GRAPH]

Electric Utilities                                                                12.8
Integrated Oil & Gas                                                             12.20
Diversified Chemicals                                                             5.70
Property & Casualty Insurance                                                     5.30
Paper Products                                                                    5.20

                                                                         [PHOTO]

                                                               [PHOTO]

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN
KAMPEN COMSTOCK FUND ABOUT THE KEY EVENTS AND ECONOMIC
FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S
RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000.
THE TEAM IS LED BY B. ROBERT BAKER, JR., SENIOR PORTFOLIO
MANAGER. BAKER HAS MANAGED THE FUND SINCE 1994 AND HAS
WORKED IN THE INVESTMENT INDUSTRY SINCE 1979.
HE IS JOINED BY PORTFOLIO MANAGERS KEVIN C. HOLT AND JASON S. LEDER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON
THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET CONDITIONS DURING THE PERIOD, AND HOW DID THE FUND PERFORM?

A   The fund performed very well,
gaining 31.91 percent during the 12-month period ended December 31, 2000 (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower). By comparison, the Standard & Poor's 500 Index lost 9.10 percent, and the Standard & Poor's Barra Value Index gained
6.08 percent for the same period. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. The S&P 500 Index is an unmanaged, broad-based index that measures the performance of 500 widely held stocks and reflects the general performance of the stock market. The S&P Barra Value Index is an unmanaged, broad-based index that reflects the general performance of value stocks. Both indexes are benchmarks for the fund. Generally, the companies in the value index exhibit characteristics such as low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. These indexes are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

    After several years of growth-stock domination, the stock market rotated back to value stocks, in which the fund invests. The Federal Reserve Board's interest-rate hikes brought the economy to a slower pace, causing significant market turbulence along the way. The slowing economy caused investors to question the high valua-tions and future earnings of many high-growth companies. In addition, an increasing number of companies issued profit warnings during the period, fueling the fire of uncertainty and market volatility. As a result, investors fled high-growth stocks for stocks with defensive characteristics. Value stocks benefited from this trend.

Q   HOW DID YOU MANAGE THE FUND
    IN THIS ENVIRONMENT?

A   We focus on evaluating individual
stocks, not trying to guess what the market and the economy will do next. As value investors, we look for solid companies that may be temporarily out of favor in the marketplace, meaning they may have sound business fundamentals, but their stock prices are lower than what we believe they should be. We then do our homework to determine whether, in our opinion, the company's stock has the potential to reach a price we think is more in line with the company's true worth.

Q   WHAT STOCKS HELPED
    PERFORMANCE DURING THE PERIOD?

A   The top contributor to the fund's
performance was Philip Morris. The company suffered from negative investor sentiment as a result of its litigation woes in previous years. However, we believed that the underlying company would not sink under its problems, and our conviction and patience benefited the fund. In fact, Philip Morris's stock returned 106 percent during the reporting period. As a whole, hospital stocks, such as Tenet Healthcare, have been boosted by improvements in the industry environment. Other notable performers include financials stocks Allstate and Ambac, as well as electric-utility stock Reliant Energy.

    From a sector perspective, utilities stocks contributed the most as a group. As a result of their appreciation during the period, we sold or trimmed some utilities holdings and reinvested the assets into cyclical stocks. In September, cyclicals' valuations fell sharply. (Many investors believed that a recession was around the corner and that cyclical companies would struggle.) We purchased Dow Chemical and International Paper cheaply, and both stocks have rallied since our purchase.

    Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHICH STOCKS FELL SHORT OF
    YOUR EXPECTATIONS?

A   The biggest detractors from
performance were technology stocks, including Computer Associates, Compaq, Microsoft, BMC Software, and Electronics for Imaging. When several technology bellwethers announced earnings disappointments in the third quarter of 2000, the entire sector faced considerable market pressure. Although the fund held some poorly performing technology stocks, the fund's technology weighting was substantially below the Standard & Poor's 500 Index weighting as well as quite a bit below that of the average value fund. This modest weighting helped fund performance relative to other value funds and the broad market. Metals stocks U.S. Steel, Bethlehem Steel (eliminated from the portfolio), and Freeport-McMoRan Copper & Gold hurt performance, too. Also on the downside, grocery stock Albertson's came up short.

Q   WHAT IS YOUR OUTLOOK FOR THE
    NEAR TERM?

A   Because our focus is on individual
companies, we are more concerned about each company's business model, competitors, revenue, and other fundamentals than we are about economic trends. Therefore, we will continue to seek undervalued stocks on a company-first basis.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  92.6%
APPAREL RETAIL  1.5%
The Gap, Inc. .............................................  1,865,000   $   47,557,500
                                                                         --------------

APPLICATION SOFTWARE  0.3%
Electronics for Imaging, Inc. (a)..........................    732,000       10,202,250
                                                                         --------------

AUTOMOBILE MANUFACTURERS  0.2%
Ford Motor Co. ............................................    316,686        7,422,328
                                                                         --------------

BANKS  4.0%
Bank of America Corp. .....................................    325,697       14,941,350
FleetBoston Financial Corp. ...............................    489,053       18,370,053
J.P. Morgan Chase & Co. ...................................    258,300       11,736,506
U.S. Bancorp...............................................  1,614,000       47,108,625
Washington Mutual, Inc. ...................................    281,000       14,910,562
Wells Fargo Co. ...........................................    335,800       18,699,862
                                                                         --------------
                                                                            125,766,958
                                                                         --------------
BUILDING PRODUCTS  1.0%
Masco Corp. ...............................................  1,243,000       31,929,562
                                                                         --------------

COMPUTER HARDWARE  1.5%
Compaq Computer Corp. .....................................  1,386,000       20,859,300
Dell Computer Corp. (a)....................................    641,000       11,177,437
Gateway, Inc. (a)..........................................    283,000        5,091,170
Hewlett Packard Co. .......................................    158,000        4,986,875
International Business Machines Corp. .....................     65,000        5,525,000
                                                                         --------------
                                                                             47,639,782
                                                                         --------------
COMPUTER STORAGE & PERIPHERALS  0.6%
Lexmark International, Inc. (a)............................    451,000       19,984,937
                                                                         --------------

COMPUTERS & ELECTRONIC RETAIL  0.7%
Best Buy Co., Inc. (a).....................................    767,100       22,677,394
                                                                         --------------

CONSTRUCTION & FARM MACHINERY  2.3%
Caterpillar, Inc. .........................................  1,490,800       70,533,475
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
CONSUMER FINANCE  2.2%
Providian Financial Corp. .................................  1,196,000   $   68,770,000
                                                                         --------------

DEPARTMENT STORES  1.5%
Federated Department Stores, Inc. (a)......................  1,315,500       46,042,500
                                                                         --------------

DIVERSIFIED CHEMICALS  5.3%
Dow Chemical Co. ..........................................  2,353,000       86,178,625
Du Pont E.I. de Nemours & Co. .............................  1,622,000       78,362,875
                                                                         --------------
                                                                            164,541,500
                                                                         --------------
DIVERSIFIED FINANCIAL SERVICES  1.8%
Bear Stearns Cos., Inc. ...................................    159,796        8,099,660
Freddie Mac................................................    337,000       23,210,875
Stilwell Financial, Inc. ..................................    602,700       23,768,981
                                                                         --------------
                                                                             55,079,516
                                                                         --------------
DIVERSIFIED METALS & MINING  0.6%
Freeport-McMoRan Copper & Gold, Inc., Class B (a)..........  2,026,600       17,352,762
                                                                         --------------

ELECTRICAL COMPONENTS & EQUIPMENT  0.1%
American Power Conversion Corp. (a)........................    153,000        1,893,375
                                                                         --------------

ELECTRIC UTILITIES  11.8%
American Electric Power Co., Inc. .........................    278,000       12,927,000
Constellation Energy Group.................................    290,500       13,090,656
DTE Energy Co. ............................................    168,000        6,541,500
Duke Energy Corp. .........................................    300,000       25,575,000
Edison International, Inc. ................................    729,000       11,390,625
Exelon Corp. ..............................................    344,750       24,204,897
IDACORP, Inc. .............................................    147,000        7,212,187
NSTAR......................................................    292,379       12,535,750
OGE Energy Corp. ..........................................    378,000        9,237,375
PG&E Corp. ................................................    621,000       12,420,000
Public Service Enterprise Group............................    238,000       11,572,750
Reliant Energy, Inc. ......................................    970,000       42,013,125
ScottishPower PLC - ADR (United Kingdom)...................    598,740       18,149,306
Southern Co. ..............................................  2,388,000       79,401,000
TXU Corp. .................................................  1,485,000       65,804,063
Xcel Energy, Inc. .........................................    636,000       18,483,750
                                                                         --------------
                                                                            370,558,984
                                                                         --------------
ENVIRONMENTAL SERVICES  1.4%
Waste Management, Inc. ....................................  1,627,350       45,158,963
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
FOOD RETAIL  0.8%
Kroger Co. (a).............................................    872,900   $   23,622,856
                                                                         --------------

FOREST PRODUCTS  3.2%
Weyerhaeuser Co. ..........................................  1,963,000       99,622,250
                                                                         --------------

GENERAL MERCHANDISE STORES  0.9%
Target Corp. ..............................................    894,000       28,831,500
                                                                         --------------

GOLD  1.1%
Barrick Gold Corp. (Canada)................................  1,097,000       17,968,860
Placer Dome, Inc. (Canada).................................  1,782,800       17,159,450
                                                                         --------------
                                                                             35,128,310
                                                                         --------------
HEALTH CARE DISTRIBUTORS & SERVICES  0.3%
McKesson HBOC, Inc. .......................................    220,000        7,895,800
                                                                         --------------

HEALTH CARE FACILITIES  1.2%
HCA--The Healthcare Co. ...................................    293,300       12,908,133
Tenet Healthcare Corp. (a).................................    534,600       23,756,288
                                                                         --------------
                                                                             36,664,421
                                                                         --------------
HOME IMPROVEMENT RETAIL  2.0%
Lowe's Cos., Inc. .........................................  1,394,000       62,033,000
                                                                         --------------

HOUSEHOLD PRODUCTS  1.6%
Kimberly-Clark Corp. ......................................    408,000       28,841,520
Procter & Gamble Co. ......................................    277,250       21,746,797
                                                                         --------------
                                                                             50,588,317
                                                                         --------------
INDUSTRIAL MACHINERY  1.6%
Cognex Corp. (a)...........................................    677,950       14,999,644
Ingersoll-Rand Co. ........................................    854,000       35,761,250
                                                                         --------------
                                                                             50,760,894
                                                                         --------------
INSURANCE BROKERS  0.5%
Aon Corp. .................................................    488,700       16,737,975
                                                                         --------------

INTEGRATED OIL & GAS  11.3%
BP Amoco PLC - ADR (United Kingdom)........................  1,956,638       93,674,044
Chevron Corp. .............................................    888,000       74,980,500
Conoco, Inc., Class A......................................  3,737,000      106,971,625
Texaco, Inc. ..............................................  1,244,000       77,283,500
                                                                         --------------
                                                                            352,909,669
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  2.8%
SBC Communications, Inc. ..................................    492,000       23,493,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
INTEGRATED TELECOMMUNICATION SERVICES (CONTINUED)
Sprint Corp. ..............................................    685,000   $   13,914,063
Verizon Communications, Inc. ..............................  1,018,000       51,027,250
                                                                         --------------
                                                                             88,434,313
                                                                         --------------
IT CONSULTING & SERVICES  1.0%
SunGard Data Systems, Inc. (a).............................    634,100       29,881,963
                                                                         --------------

LEISURE PRODUCTS  0.4%
Mattel, Inc. ..............................................    791,000       11,422,040
                                                                         --------------

LIFE & HEALTH INSURANCE  0.8%
Torchmark, Inc. ...........................................    654,200       25,145,813
                                                                         --------------

OIL & GAS DRILLING  0.5%
Diamond Offshore Drilling, Inc. ...........................    387,000       15,480,000
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  1.7%
Halliburton Co. ...........................................  1,495,500       54,211,875
                                                                         --------------

OIL & GAS EXPLORATION & PRODUCTION  1.3%
Burlington Resources, Inc. ................................    486,000       24,543,000
Unocal Corp. ..............................................    447,000       17,293,313
                                                                         --------------
                                                                             41,836,313
                                                                         --------------
PACKAGED FOODS  4.2%
ConAgra, Inc. .............................................  1,979,000       51,454,000
Sara Lee Corp..............................................  3,214,000..     78,943,875
                                                                         --------------
                                                                            130,397,875
                                                                         --------------
PAPER PACKAGING  0.6%
Sealed Air Corp. (a).......................................    430,000       13,115,000
Smurfit-Stone Container Corp. (a)..........................    400,000        5,975,000
                                                                         --------------
                                                                             19,090,000
                                                                         --------------
PAPER PRODUCTS  4.8%
Boise Cascade Corp. .......................................  1,418,000       47,680,250
International Paper Co. ...................................  2,546,460      103,927,399
                                                                         --------------
                                                                            151,607,649
                                                                         --------------
PHARMACEUTICALS  1.4%
American Home Products Corp. ..............................    522,000       33,173,100
Aventis SA - ADR (France)..................................    124,000       10,447,000
                                                                         --------------
                                                                             43,620,100
                                                                         --------------
PHOTOGRAPHIC PRODUCTS  0.5%
Eastman Kodak Co. .........................................    387,000       15,238,125
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PROPERTY & CASUALTY INSURANCE  4.9%
Allstate Corp. ............................................  1,477,900   $   64,381,019
AMBAC Financial Group, Inc. ...............................    801,750       46,752,047
Berkshire Hathaway, Inc., Class B (a)......................     12,000       28,248,000
Chubb Corp. ...............................................     58,200        5,034,300
LandAmerica Financial Group, Inc. .........................    241,900        9,781,831
                                                                         --------------
                                                                            154,197,197
                                                                         --------------
RAILROADS  0.5%
Canadian Pacific Ltd. (Canada).............................    576,800       16,474,850
                                                                         --------------

REINSURANCE  0.1%
Everest Reinsurance Group, Ltd. ...........................     30,400        2,177,400
                                                                         --------------

SEMICONDUCTORS  0.1%
Intel Corp. ...............................................    157,000        4,719,813
                                                                         --------------

SPECIALTY CHEMICALS  0.9%
Rohm & Haas Co. ...........................................    778,000       28,251,125
                                                                         --------------

STEEL  0.9%
USX--U.S. Steel Group......................................  1,545,000       27,810,000
                                                                         --------------

SYSTEMS SOFTWARE  0.7%
BMC Software, Inc. (a).....................................    405,900        5,682,600
Microsoft Corp. (a)........................................    389,200       16,881,550
                                                                         --------------
                                                                             22,564,150
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  0.9%
Motorola, Inc. ............................................  1,368,000       27,702,000
                                                                         --------------

TOBACCO  2.3%
Philip Morris Cos., Inc. ..................................  1,641,000       72,204,000
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  92.6%
  (Cost $2,399,618,331)...............................................    2,900,373,379
                                                                         --------------

SHORT-TERM INVESTMENTS  7.2%
REPURCHASE AGREEMENTS  4.8%
Goldman Sachs ($151,297,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $151,397,528)...........................................      151,297,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                                  VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS  2.4%
Federal Home Loan Mtg Disc Nts ($50,000,000 par, yielding 6.054%,
  01/16/01 maturity)..................................................   $   49,865,834
Federal Home Loan Mtg Disc Nts ($25,000,000 par, yielding 6.101%,
  01/18/01 maturity)..................................................       24,923,972
                                                                         --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............................       74,789,806
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS 7.2%
  (Cost $226,086,806).................................................      226,086,806
                                                                         --------------

TOTAL INVESTMENTS  99.8%
  (Cost $2,625,705,137)...............................................    3,126,460,185
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%...........................        5,762,585
                                                                         --------------

NET ASSETS  100.0%....................................................   $3,132,222,770
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $2,625,705,137).....................  $3,126,460,185
Cash........................................................          79,787
Receivables:
  Fund Shares Sold..........................................      17,792,261
  Investments Sold..........................................      10,681,718
  Dividends.................................................       4,622,682
  Interest..................................................          75,396
Other.......................................................         279,765
                                                              --------------
    Total Assets............................................  $3,159,991,794
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................      18,239,835
  Investments Purchased.....................................       3,892,421
  Custodian Bank............................................       2,061,410
  Distributor and Affiliates................................       1,727,739
  Investment Advisory Fee...................................       1,122,605
Accrued Expenses............................................         430,639
Trustees' Deferred Compensation and Retirement Plans........         294,375
                                                              --------------
    Total Liabilities.......................................      27,769,024
                                                              --------------
NET ASSETS..................................................  $3,132,222,770
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,598,168,702
Net Unrealized Appreciation.................................     500,755,048
Accumulated Net Realized Gain...............................      30,563,997
Accumulated Undistributed Net Investment Income.............       2,735,023
                                                              --------------
NET ASSETS..................................................  $3,132,222,770
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,507,429,621 and 145,508,009 shares of
    beneficial interest issued and outstanding).............  $        17.23
    Maximum sales charge (5.75% of offering price)..........            1.05
                                                              --------------
    Maximum offering price to public........................  $        18.28
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $505,899,778 and 29,366,403 shares of
    beneficial interest issued and outstanding).............  $        17.23
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $118,893,371 and 6,899,780 shares of
    beneficial interest issued and outstanding).............  $        17.23
                                                              ==============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $210,719)....  $ 60,183,310
Interest....................................................    12,021,817
                                                              ------------
    Total Income............................................    72,205,127
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    11,018,573
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $4,760,007, $3,673,707 and $803,703,
  respectively).............................................     9,237,417
Shareholder Services........................................     3,860,437
Custody.....................................................       320,825
Trustees' Fees and Related Expenses.........................        82,410
Legal.......................................................        63,388
Other.......................................................     1,013,902
                                                              ------------
    Total Expenses..........................................    25,596,952
    Less Credits Earned on Overnight Cash Balances..........        51,751
                                                              ------------
    Net Expenses............................................    25,545,201
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 46,659,926
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $237,652,619
  Futures...................................................    (8,977,063)
  Foreign Currency Transactions.............................          (158)
                                                              ------------
Net Realized Gain...........................................   228,675,398
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    58,648,383
  End of the Period:
    Investments.............................................   500,755,048
                                                              ------------
Net Unrealized Appreciation During the Period...............   442,106,665
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $670,782,063
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $717,441,989
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2000    DECEMBER 31, 1999
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $   46,659,926       $    34,926,767
Net Realized Gain................................     228,675,398           251,901,846
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     442,106,665          (251,157,434)
                                                   --------------       ---------------
Change in Net Assets from Operations.............     717,441,989            35,671,179
                                                   --------------       ---------------

Distributions from Net Investment Income:
  Class A Shares.................................     (40,102,738)          (31,985,263)
  Class B Shares.................................      (4,783,504)           (3,026,318)
  Class C Shares.................................      (1,058,169)             (860,704)
                                                   --------------       ---------------
                                                      (45,944,411)          (35,872,285)
                                                   --------------       ---------------

Distributions from Net Realized Gain:
  Class A Shares.................................    (214,106,955)         (183,355,610)
  Class B Shares.................................     (40,968,588)          (30,443,566)
  Class C Shares.................................      (9,142,211)           (9,259,250)
                                                   --------------       ---------------
                                                     (264,217,754)         (223,058,426)
                                                   --------------       ---------------
Total Distributions..............................    (310,162,165)         (258,930,711)
                                                   --------------       ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     407,279,824          (223,259,532)
                                                   --------------       ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     914,871,041         2,109,063,716
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................     283,333,193           235,804,388
Cost of Shares Repurchased.......................    (689,263,317)       (1,912,609,872)
                                                   --------------       ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     508,940,917           432,258,232
                                                   --------------       ---------------
TOTAL INCREASE IN NET ASSETS.....................     916,220,741           208,998,700
NET ASSETS:
Beginning of the Period..........................   2,216,002,029         2,007,003,329
                                                   --------------       ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,735,023 and $2,019,350, respectively).......  $3,132,222,770       $ 2,216,002,029
                                                   ==============       ===============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED DECEMBER 31,
         CLASS A SHARES            --------------------------------------------------------
                                     2000        1999        1998        1997        1996
                                   --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $  14.80    $  16.39    $  16.20    $  14.78    $  14.54
                                   --------    --------    --------    --------    --------
  Net Investment Income..........       .31         .24         .27         .27         .26
  Net Realized and Unrealized
    Gain.........................      4.08         .11        2.87        3.97        2.83
                                   --------    --------    --------    --------    --------
Total from Investment
  Operations.....................      4.39         .35        3.14        4.24        3.09
                                   --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income............       .31         .29         .28         .25         .26
  Distributions from Net Realized
    Gain.........................      1.65        1.65        2.67        2.57        2.59
                                   --------    --------    --------    --------    --------
Total Distributions..............      1.96        1.94        2.95        2.82        2.85
                                   --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $  17.23    $  14.80    $  16.39    $  16.20    $  14.78
                                   ========    ========    ========    ========    ========

Total Return (a).................    31.91%       2.39%      20.12%      29.92%      22.34%
Net Assets at End of the Period
  (In millions)..................  $2,507.4    $1,801.3    $1,752.4    $1,518.7    $1,240.9
Ratio of Expenses to Average Net
  Assets (b).....................      .93%        .89%        .91%        .94%       1.00%
Ratio of Net Investment Income to
  Average Net Assets (b).........     2.10%       1.73%       1.59%       1.71%       1.71%
Portfolio Turnover...............       89%         72%        102%        114%        176%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED DECEMBER 31,
CLASS B SHARES                           ----------------------------------------------
                                          2000      1999      1998      1997      1996
                                         ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $14.78    $16.38    $16.21    $14.80    $14.56
                                         ------    ------    ------    ------    ------
  Net Investment Income................     .19       .12       .13       .15       .14
  Net Realized and Unrealized Gain.....    4.10       .10      2.87      3.96      2.83
                                         ------    ------    ------    ------    ------
Total from Investment Operations.......    4.29       .22      3.00      4.11      2.97
                                         ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income.............................     .19       .17       .16       .13       .14
  Distributions from Net Realized
    Gain...............................    1.65      1.65      2.67      2.57      2.59
                                         ------    ------    ------    ------    ------
Total Distributions....................    1.84      1.82      2.83      2.70      2.73
                                         ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.....  $17.23    $14.78    $16.38    $16.21    $14.80
                                         ======    ======    ======    ======    ======

Total Return (a).......................  31.06%     1.57%    19.13%    28.88%    21.39%
Net Assets at End of the Period (In
  millions)............................  $505.9    $319.6    $204.7    $123.1    $ 75.4
Ratio of Expenses to Average Net Assets
  (b)..................................   1.70%     1.66%     1.70%     1.74%     1.80%
Ratio of Net Investment Income to
  Average Net Assets (b)...............   1.32%     1.00%      .79%      .92%      .91%
Portfolio Turnover.....................     89%       72%      102%      114%      176%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED DECEMBER 31,
CLASS C SHARES                           ----------------------------------------------
                                          2000      1999      1998      1997      1996
                                         ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $14.79    $16.38    $16.21    $14.80    $14.56
                                         ------    ------    ------    ------    ------
  Net Investment Income................     .19       .13       .12       .15       .15
  Net Realized and Unrealized Gain.....    4.09       .09      2.88      3.96      2.82
                                         ------    ------    ------    ------    ------
Total from Investment Operations.......    4.28       .22      3.00      4.11      2.97
                                         ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income.............................     .19       .17       .16       .13       .14
  Distributions from Net Realized
    Gain...............................    1.65      1.64      2.67      2.57      2.59
                                         ------    ------    ------    ------    ------
Total Distributions....................    1.84      1.81      2.83      2.70      2.73
                                         ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.....  $17.23    $14.79    $16.38    $16.21    $14.80
                                         ======    ======    ======    ======    ======

Total Return (a).......................  30.97%     1.64%    19.13%    28.89%    21.38%
Net Assets at End of the Period (In
  millions)............................  $118.9    $ 95.1    $ 49.9    $ 10.9    $  5.8
Ratio of Expenses to Average Net Assets
  (b)..................................   1.69%     1.66%     1.71%     1.74%     1.80%
Ratio of Net Investment Income to
  Average Net Assets (b)...............   1.34%     1.00%      .78%      .92%      .92%
Portfolio Turnover.....................     89%       72%      102%      114%      176%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Comstock Fund (the "Fund") is organized as a Delaware business trust and is registered as a diversified open-end investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks. The Fund commenced investment operations on October 7, 1968. The distribution of the Fund's Class B and Class C shares commenced on October 19, 1992 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis. Discounts are accreted over the life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $2,658,541,125, the aggregate gross unrealized appreciation is $558,511,117 and the aggregate gross unrealized depreciation is $90,592,057, resulting in net unrealized appreciation on long- and short-term investments of $467,919,060.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

capital gains and option and futures gains which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the year ended December 31, 2000, a permanent book and tax difference relating to the currency loss, in the amount of $158, was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Fund's custody fee was reduced by $51,751 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

    Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $1 billion............................................   .50 of 1%
Next $1 billion.............................................   .45 of 1%
Next $1 billion.............................................   .40 of 1%
Over $3 billion.............................................   .35 of 1%

    For the year ended December 31, 2000, the Fund recognized expenses of approximately $63,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $151,600 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of other expenses in the statement of operations.

    Van Kampen Investor Services inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended year, the Fund recognized expenses of approximately $2,648,400. The transfer agency fees are

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the Trustees. Investments in such funds of $184,034 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

    At December 31, 2000, capital aggregated $2,008,977,603, $469,806,368 and
$119,384,731 for Classes A, B, and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   41,463,234    $ 625,074,628
  Class B...............................................   13,963,858      212,011,594
  Class C...............................................    5,115,621       77,784,819
                                                          -----------    -------------
Total Sales.............................................   60,542,713    $ 914,871,041
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................   15,092,127    $ 231,819,936
  Class B...............................................    2,773,369       42,840,995
  Class C...............................................      559,573        8,672,262
                                                          -----------    -------------
Total Dividend Reinvestment.............................   18,425,069    $ 283,333,193
                                                          ===========    =============
Repurchases:
  Class A...............................................  (32,735,083)   $(481,375,589)
  Class B...............................................   (8,991,873)    (132,547,291)
  Class C...............................................   (5,205,518)     (75,340,437)
                                                          -----------    -------------
Total Repurchases.......................................  (46,932,474)   $(689,263,317)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    At December 31, 1999, capital aggregated $1,633,458,628, $347,501,070 and
$108,268,087 for Classes A, B and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................   104,803,333    $ 1,726,636,775
  Class B............................................    14,079,071        231,243,097
  Class C............................................     9,166,989        151,183,844
                                                       ------------    ---------------
Total Sales..........................................   128,049,393    $ 2,109,063,716
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................    13,138,621    $   195,571,775
  Class B............................................     2,103,746         30,982,716
  Class C............................................       627,947          9,249,897
                                                       ------------    ---------------
Total Dividend Reinvestment..........................    15,870,314    $   235,804,388
                                                       ============    ===============
Repurchases:
  Class A............................................  (103,147,916)   $(1,694,913,965)
  Class B............................................    (7,056,176)      (113,376,802)
  Class C............................................    (6,409,056)      (104,319,105)
                                                       ------------    ---------------
Total Repurchases....................................  (116,613,148)   $(1,912,609,872)
                                                       ============    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2000 and 1999, 1,086,471 and 1,279,223 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended December 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,249,000 and CDSC on redeemed shares of approximately $763,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,123,354,129 and $1,988,155,434, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended December 31, 2000, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 1999............................     -0-
Futures Opened..............................................     610
Futures Closed..............................................    (610)
                                                                ----
Outstanding at December 31, 2000............................     -0-
                                                                ====

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 2000, are payments retained by Van Kampen of approximately $3,513,400.

REPORT OF INDEPENDENT AUDITORS

To The Shareholders and Board of Trustees of Van Kampen

Comstock Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Comstock Fund (the "Fund"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2000 the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
February 6, 2001

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN COMSTOCK FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's Investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc. 2001 All rights reserved.

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2000. The Fund designated and paid $173,491,497 as a 20% rate gain distribution. Shareholders were sent a 2000 Form 1099-DIV in January 2001, representing their proportionate share of this capital gain distribution. For corporate shareholders 38% of the distributions qualify for the dividend received deductions.